AMENDMENT NO. 1 TO SECURITY AGREEMENT

THIS AMENDMENT NO. 1 ("Amendment") to that certain Security Agreement, dated February 20, 2020 (the "Security Agreement"), between BioRestorative Therapies, Inc., a Delaware corporation (the "Company"), Stem Pearls, LLC, a New York limited liability company ("Stem Pearls" and, together with the Company, the "Grantors") and John M. Desmarais (the "Secured Party" and, together with the Grantors, the "Parties" and each a "Party"), is entered into by the Parties and effective as of February 26, 2020 (the "Effective Date").

RECITALS

WHEREAS, the Parties entered into the Security Agreement on February 20, 2020 in order to grant the Secured Party a Lien on, and a security interest in, all of the Grantors' right, title and interest in, to and under the Collateral in connection with the loan of $320,200.49 by the Secured Party to the Company pursuant to that certain Promissory Note dated February 20, 2020;

WHEREAS, the Company desires to borrow, and the Secured Party desires to lend, an additional $33,561.50 to the Company (the "Second Bridge Loan") for the payment of certain professional fees owed by the Company to legal counsel for work performed in respect of certain of the Company's Intellectual Property, which loan shall also be secured by a grant by the Grantors' of all of their right, title and interest in, to and under the Collateral;

WHEREAS, the Parties now desire to amend the terms of the Security Agreement to provide that, in respect the Second Bridge Loan, the Grantors' hereby grant the Secured Party a Lien on and a security interest in all of the Grantors' right, title and interest in, to and under the Collateral.

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the Parties hereby agree as follows:

AGREEMENT

1. Incorporation of Recitals; Defined Terms. The parties hereto acknowledge that the Recitals set forth above are true and correct in all material respects. The defined terms in the Recitals set forth above are hereby incorporated into this Amendment by reference. All other capitalized terms used but not defined herein shall have the meanings set forth in the Security Agreement.

2. Amendments to the Security Agreement.

(a) Introductory Paragraph. The introductory paragraph of the Security Agreement is hereby amended and restated in the entirety as follows:

> "This Security Agreement, dated as of February 20, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this "Agreement"), is made by and between BioRestorative Therapies, Inc., a Delaware corporation (the "Company"), the entities listed on the signature pages hereto under the heading "Subsidiaries" (each, a "Subsidiary" and, collectively, the "Subsidiaries" and, the Subsidiaries together with the Company, the "Grantors"), and John M. Desmarais (together with its successors and permitted assigns, the "Secured Party"), for the benefit of the Secured Party as a holder of (i) that certain Promissory Note, dated as of February 20, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from

time to time, the "February 20 Bridge Note) and (ii) that certain Promissory Note, dated as of February 26, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "February 26 Bridge Note" and, together with the February 20 Bridge Note, the "Secured Notes").

(b) References in the Security Agreement to the "Secured Note". All references in the Security Agreement to the "Secured Note" in the singular shall be deemed to be references to the "Secured Notes" in the plural for all purposes therein.

3. Miscellaneous.

(a) This Amendment shall be and become effective as of the Effective Date.

(b) This Amendment is executed pursuant to the Security Agreement and shall be construed, administered and applied in accordance with the terms and provisions of the Security Agreement.

(c) This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original, but all of which shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail by any party hereto shall be effective as such party's original executed counterpart.

(d) THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TERMS OF SECTION 8 OF THE SECURITY AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AND THE PARTIES HERETO AGREE TO SUCH TERMS.

(e) Except as specifically amended by this Amendment, the Security Agreement (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Grantors.

(f) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of the Secured Party, nor constitute a waiver of any provision of the Secured Notes, the Security Agreement or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Except as otherwise provided for in this Amendment, nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Secured Notes or any of the Secured Party's rights and remedies in respect of such Defaults or Events of Default.

(g) Each of the Grantors (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Secured Notes and the Security Agreement and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge each such Grantor's obligations under the Secured Notes or the Security Agreement.

(h) Each of the Grantors (a) affirms that each of the Liens granted in or pursuant to the Security Agreement are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Security Agreement.

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Intending to be legally bound hereby, the undersigned hereby agree to the terms of this Amendment the Effective Date.

SECURED PARTY

JOHN M. DESMARAIS

By:____

GRANTORS

Company:

BIORESTORATIVE THERAPIES, INC.

By: ______________________________
Name: Mark Weinreb
Title: Chief Executive Officer

Subsidiaries:

STEM PEARLS, LLC

By: BioRestorative Therapies, Inc., its Sole Member

By: ______________________________
Name: Mark Weinreb
Title: Chief Executive Officer